UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2022

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Stock Market LLC

Introductory Note

As previously disclosed in its Current Report on Form 8-K filed on September 26, 2022 with the U.S. Securities and Exchange Commission, on September 25, 2022, Inpixon, a Nevada corporation (“Inpixon”), entered into an Agreement and Plan of Merger, by and among Inpixon, KINS Technology Group Inc., a Delaware corporation (“KINS”), CXApp Holding Corp., a Delaware corporation and newly formed wholly-owned subsidiary of Inpixon (“CXApp”), and KINS Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of KINS, pursuant to which KINS will acquire Inpixon’s enterprise apps business (including its workplace experience technologies, indoor mapping, events platform, augmented reality and related business solutions) (the “Enterprise Apps Business”) in exchange for the issuance of shares of KINS capital stock valued at $69 million (the “Business Combination”).

Immediately prior to the Business Combination and pursuant to a Separation and Distribution Agreement, dated as of September 25, 2022, among KINS, Inpixon, CXApp and Design Reactor, Inc., a California corporation (“Design Reactor”) (the “Separation Agreement”), and other ancillary conveyance documents, Inpixon will engage in a series of transactions so that the Enterprise Apps Business is held by CXApp and its subsidiaries and is separated from the remainder of Inpixon’s businesses (the “Separation”).

Inpixon is filing this Current Report on Form 8-K for the purpose of providing unaudited pro forma financial statements for the year ended December 31, 2021 and the nine months ended September 30, 2022 giving effect to the Separation; however, the Separation has not yet been completed and Inpixon cannot make any assurance that the Separation or the Merger will be consummated.

Important Information and Where to Find It

In connection with the proposed business combination of Inpixon’s enterprise apps business segment, which will be held by CXApp Holding Corp. (“CXApp”), with KINS (the “Business Combination”) and the distribution of CXApp common stock to Inpixon securityholders, CXApp has filed with the SEC a registration statement on Form S-1 (the “Form S-1”), which includes a preliminary prospectus registering shares of CXApp common stock and KINS has filed with the SEC a registration statement on Form S-4 (the “Form S-4”), which includes a preliminary proxy statement/prospectus in connection with the KINS stockholder vote required in connection with the Business Combination and the registration of shares of KINS common stock, warrants and certain equity awards. This communication does not contain all the information that should be considered concerning the Business Combination. The final prospectus filed by CXApp will include the final proxy statement/prospectus filed by KINS, which will serve as an information statement/prospectus in connection with the spin-off of CXApp. This communication is not a substitute for the registration statements that CXApp and KINS will file with the SEC or any other documents that KINS or CXApp may file with the SEC, or that KINS, Inpixon or CXApp may send to stockholders in connection with the Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect to the Business Combination. KINS’s stockholders and Inpixon’s stockholders and other interested persons are advised to read, when available, the preliminary and definitive registration statements, and documents incorporated by reference therein, as these materials will contain important information about KINS, CXApp and the Business Combination. The final proxy statement/prospectus contained in KINS’s registration statement will be mailed to KINS’s stockholders as of a record date to be established for voting on the Business Combination.

The registration statements, proxy statement/prospectus and other documents (when they are available) will also be available free of charge, at the SEC’s website at www.sec.gov, or by directing a request to: KINS Technology Group, Inc., Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, CA 94306.

Participants in the Solicitation

Inpixon, KINS and CXApp, and each of their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from KINS’s stockholders in connection with the Business Combination. Stockholders are urged to carefully read the proxy statement/prospectus regarding the Business Combination when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of KINS’s stockholders in connection with the Business Combination will be set forth in the registration statement when it is filed with the SEC. Information about KINS’s executive officers and directors and CXApp’s management and directors also will be set forth in the registration statement relating to the Business Combination when it becomes available.

No Solicitation or Offer

This communication shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to any registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Forward-Looking Statements

This communication contains forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical facts contained in this communication, including statements regarding the expected timing and structure of the Business Combination, the ability of the parties to complete the Business Combination, the expected benefits of the Business Combination, the tax consequences of the Business Combination, the amount of gross proceeds expected to be available to CXApp after the Closing and giving effect to any redemptions by KINS stockholders, CXApp’s future results of operations and financial position, business strategy and its expectations regarding the application of, and the rate and degree of market acceptance of, the CXApp technology platform and other technologies, CXApp’s expectations regarding the addressable markets for our technologies, including the growth rate of the markets in which it operates, and the potential for and timing of receipt of payments under CXApp’s agreements with customers are forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of Inpixon, CXApp and KINS, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to: the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect the price of Inpixon’s or KINS’s securities; the risk that KINS stockholder approval of the Business Combination is not obtained; the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the amount of funds available in KINS’s trust account following any redemptions by KINS’s stockholders; the failure to receive certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; changes in general economic conditions, including as a result of the COVID 19 pandemic or the conflict between Russia and Ukraine; the outcome of litigation related to or arising out of the Business Combination, or any adverse developments therein or delays or costs resulting therefrom; the effect of the announcement or pendency of the transactions on Inpixon’s, CXApp’s or KINS’s business relationships, operating results, and businesses generally; the ability to continue to meet Nasdaq’s listing standards following the consummation of the Business Combination; costs related to the Business Combination; that the price of KINS’s or Inpixon’s securities may be volatile due to a variety of factors, including Inpixon’s, KINS’s or CXApp’s inability to implement their business plans or meet or exceed their financial projections and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; and the ability of CXApp to implement its strategic initiatives.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Inpixon’s most recent annual report on Form 10-K, KINS’s registration statement on Form S-1 (File No. 333-249177) and the Form S-4, the Form S-1, the proxy statement/prospectus and certain other documents filed or that may be filed by Inpixon, KINS or CXApp from time to time with the SEC following the date hereof. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Inpixon, CXApp and KINS assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

None of Inpixon, CXApp or KINS gives any assurance that Inpixon, CXApp or KINS will achieve their expectations.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

Unaudited pro forma condensed consolidated balance sheet of Inpixon and Subsidiaries as of September 30, 2022 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2021 and the nine months ended September 30, 2022 are attached hereto as Exhibit 99.1 and incorporated herein by reference. These unaudited pro forma financial statements give effect to the Separation on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated balance sheet of Inpixon and Subsidiaries as of September 30, 2022 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2021 and the nine months ended September 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: November 18, 2022	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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